©2024 Lincoln National Corporation May 2, 2024 First Quarter 2024 Earnings Supplement

This slide has no elements that change color 2©2024 Lincoln National Corporation Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: • Weak general economic and business conditions that may affect demand for our products, account balances, investment results, guaranteed benefit liabilities, premium levels and claims experience; • Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; • The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holding company’s ability to meet its obligations; • Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’ products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees; • The impact of U.S. federal tax reform legislation on our business, earnings and capital; • The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations that could adversely affect our distribution model and sales of our products and result in additional disclosure and other requirements related to the sale and delivery of our products; • The impact of new and emerging rules, laws and regulations relating to privacy, cybersecurity and artificial intelligence that may lead to increased compliance costs, reputation risk and/or changes in business practices; • Increasing scrutiny and evolving expectations and regulations regarding ESG matters that may adversely affect our reputation and our investment portfolio; • Actions taken by reinsurers to raise rates on in-force business; • Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products; • Rapidly increasing or sustained high interest rates that may negatively affect our profitability, value of our investment portfolio and capital position and may cause policyholders to surrender annuity and life insurance policies, thereby causing realized investment losses; • The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions; • The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; • A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders, which are accounted for as market risk benefits, of our subsidiaries’ variable annuity products; • Ineffectiveness of our risk management policies and procedures, including our various hedging strategies; • A deviation in actual experience regarding future policyholder behavior, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products and in establishing related insurance reserves, which may reduce future earnings; • Changes in accounting principles that may affect our consolidated financial statements; • Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; • Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; • Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets; • Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches of our data security systems; • The effect of acquisitions and divestitures, including the inability to realize the anticipated benefits of acquisitions and dispositions of businesses and potential operating difficulties and unforeseen liabilities relating thereto, as well as the effect of restructurings, product withdrawals and other unusual items; • The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives; • The adequacy and collectability of reinsurance that we have obtained; • Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims, affect our businesses and increase the cost and availability of reinsurance; • Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; • The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and • The unanticipated loss of key management, financial planners or wholesalers. • The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. • Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of Risk-Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. FORWARD-LOOKING STATEMENTS – CAUTIONARY LANGUAGE

1Q 2024 Key messages

Solid quarter; excluding significant items, results exceeded expectations

- Annuities generated its highest earnings quarter in nearly two years
- Group Protection delivered a strong quarter of year-over-year earnings growth and margin expansion
- Life and Retirement Plan Services in line with expectations

Sales momentum in products that will drive profitable growth

- Group Protection sales up 13% due in part to a 25% increase in supplemental health
- Annuities sales reflected our well-balanced product mix
- Retirement Plan Services first-year sales increased more than 50%, reaching $1.1 billion

Sustained progress on strategic priorities

- Reduced organizational complexity through 5% headcount reduction
- Raised $350 million in senior debt to pre-fund upcoming maturities of which approximately $50 million was utilized in first quarter
- Maintained RBC ratio within estimated range of 400-410%

	$, after tax	$ per share
Adjusted Operating Income[1]	**$71M**	**$0.41**
Significant items		
Legal Accrual	+90M	+0.53
Severance	+39M	+0.23
Balance sheet true-up related to the sale of the wealth management business[2]	+19M	+0.11
Tax-related Items[3]	+16M	+0.09
Normalizing items		
Alternative Investment Income compared to the 10% annual return target	+6M	+0.04
Total items impact	**$170M**	**$1.00**
Adjusted Operating Income, excl. significant and normalizing items	**$241M**	**$1.41**

[1] Represents Adjusted Operating Income Available to Common Stockholders. See Non-GAAP Financial Measures Appendix for definition and reconciliation.
[2] Balance sheet true-up in preparation for the close of the sale of the wealth management business.
[3] Tax-related items primarily associated with Dividend Received Deduction tax true-up.

Lincoln Financial Group
©2024 Lincoln National Corporation
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4©2024 Lincoln National Corporation $454 $457 $455 $458 $466 $500 $500 $300 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 $11 ($189 ) $14 ($164 ) $260 $343 $39 $246 $71 $249 $343 $228 $232 $235 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Adjusted Income from Operations Significant Items 1Q 2024 Metrics Key Priorities 1Q’24 Key Highlights 1 Represents Adjusted Operating Income Available to Common Stockholders, excluding Significant Items. See Non-GAAP Financial Measures Appendix for definition and reconciliations. 2 The RBC ratio is calculated as of December 31 annually, but is reported in the March statutory reporting, and as such, the quarterly ratios presented for 3/31/2023, 6/30/2023, 9/30/2023 and 3/31/2024 are considered estimates based on information known at the time of reporting. 3Holding company available liquidity presented for the quarters ended 3/31/2023 and 6/30/2023 included the $500 million pre-funding used to repay $500 million of debt that matured in the quarter ended 9/30/2023, and the quarter ended 3/31/2024 includes $300 million pre-funding of a 2025 maturity. $260 $343 $39 $246 $71 ($192 ) ($164 ) $249 $343 31 $232 $235 ' ' ' ' ' Adjusted Income from Operations Excluding Significant Items1 ($M) • Adjusted operating income, excluding significant items, was lower year-over-year due to the impact of the Fortitude Re transaction, partially offset by stronger underlying business performance • Average account balances increased 5% compared to prior-year quarter, supporting profitable growth • 1Q24 estimated RBC ratio remains in 400-410% range, inclusive of significant items • Maintain foundational capital required to ensure enterprise stability across market cycles and support investment for growth • Advance a scalable framework, managing enterprise resources to maximize cost efficiency, advance general account optimization, and optimize capital allocation • Shift towards businesses and products with more stable cash flows, focusing on maximizing risk-adjusted returns while decreasing sensitivity to equity markets 375-385% 407% 400-410% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Risk-Based Capital2 Holding Company Available Liquidity3 ($M) Average Account Balances ($B) $287 $292 $298 $289 $301 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 $954 $957 $455 $458 $766

Annuities

1Q'24 Key Highlights

- Operating income of $290 million, up 10% vs.1Q23, excluding significant items[1], reflecting solid returns on a diversified book of business
- Market growth drove $13 billion increase in ending account balances vs. 1Q23
- Continued spread margin improvement on Fixed Annuity and a growing RILA block

Operating Income[1] ($M)



$263
$271
$260
$265
$290
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24

Sales ($B)



$3.2
14%
8%
36%
42%
$2.6
19%
13%
44%
24%
$2.7
20%
13%
39%
28%
$4.4
13%
8%
23%
56%
$2.8
19%
14%
33%
34%
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Fixed
RILA
VA w/o GLB
VA w/ GLB

Key Priorities

- Grow our addressable market by extending reach to new segments
- Increase market competitiveness through development of new product features
- Optimize general account to support spread expansion

Ending Account Balances ($B)



$147
46%
29%
15%
10%
$152
45%
29%
16%
10%
$147
44%
29%
17%
10%
$153
45%
30%
18%
7%
$160
45%
30%
19%
6%
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Fixed
RILA
VA w/o GLBs
VA w/ GLBs

Return on Average Account Balances[1]



0.72%
0.73%
0.69%
0.72%
0.75%
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24

Lincoln Financial Group

[1]Excludes the following impacts: 1Q'23: $11M Dividend Received Deduction true-up; 3Q'23: $(12)M assumption review; 4Q'23: $14M model refinement; 1Q'24: $(19)M balance sheet true-up in preparation for the close of the sale of the wealth management business and $(12)M tax-related items.

©2024 Lincoln National Corporation

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Life Insurance

1Q'24 Key Highlights

- Operating income was in line with expectations, reflecting a lower run-rate post the Fortitude Re reinsurance transaction
- Intentionally shifting sales toward products with more stable cash flows and higher risk-adjusted returns
- Improved alternative investment performance compared to 1Q23, with returns of 9% annualized

Operating Income (Loss)[1] ($M)


$(13)
$33
$23
$(6)
$(34)
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24

Sales ($M)


$130
12%
88%
$123
9%
91%
$144
29%
71%
$144
17%
83%
$91
8%
92%
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Core Life
Executive Benefits

Key Priorities

- Optimize product portfolio to support pivot toward accumulation solutions
- Realign distribution to optimize our wholesaler footprint, put us closer to centers of influence at our key strategic partners, and accelerate our product shift
- Continue efforts to reduce expense base to drive cost efficiency and earnings growth

Net Death Benefits ($M)


583
713
521
659
500
653
493
668
758
664
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Net death benefits
Death claims ceded

Net G&A Expenses ($M)


$134
$136
$138
$143
$130
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24

Lincoln Financial Group
©2024 Lincoln National Corporation
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[1] Excludes the following impacts: 3Q'23: $(156)M assumption review, $(25)M unclaimed property, and $(15)M surrender benefit program and 1Q'24: $(1) related to Dividend Received Deduction true-up.

7©2024 Lincoln National Corporation 31% 38% 45% 51% 35% 40% 36% 31% 40% 33% 29% 26% 24% 9% 32% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Disability Life Supp Health / Dental $128 80% 72% 81% 67% 76% 71% 71% 76% 83% 74% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Life Disability Group Protection Sales ($M)Operating Income1 ($M) Key Priorities 1Q’24 Key Highlights Premiums & Margin1 ($M) Loss Ratios1 • Income from operations of $80 million, up 13%, represents second highest earnings quarter • Premium growth of 3% reflects disciplined pricing efforts • Margin expanded by 60 bps to 6.2% compared to first quarter 2023, driven by disciplined pricing and lower expenses $71 $109 $44 $52 $80 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 $1,251 $1,263 $1,251 $1,250 $1,285 5.6% 8.6% 3.5% 4.1% 6.2% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Margin 1 Excludes the following impacts: 3Q’23 $24M assumption review. $96 $71 $398 $144 • Diversify across market segments with an emphasis on growth in small market • Broaden product offerings with a focus on growth in supplemental health • Maintain pricing discipline while investing in technology to improve the customer experience

8©2024 Lincoln National Corporation 27% 25% 26% 24% 22% 73% 75% 74% 76% 78% $93 $97 $94 $101 $107 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 47% 34% 61% 56% 34% 32% 31% 21% 23% 48%21% 35% 18% 21% 18% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Sm. Market Mid-Large Market Stable Value/Other Retirement Plan Services $43 $47 $43 $38 $36 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Sales ($B)Operating Income ($M) 1Q‘24 Key Highlights • Operating income of $36 million, lower than first quarter 2023 due to lower spread income • Compared to 1Q23, sales grew over 50% and recurring deposits increased 8% • Strength of sales and recurring deposits drove positive net flows of $391 million Key Priorities Ending Account Balances ($B) Net G&A Expenses ($M) • Growth in core recordkeeping and institutional market segments through our differentiated service model • Expand access to retirement income solutions by leveraging distribution relationships and product innovation • Operational and expense efficiency to drive down our cost per participant and improve profitability $79 $81 $81 $84 $81 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 $1.1 l ( ) $0.7 $0.5 $0.8 $0.9

Other Operations

1Q'24 Key Highlights

- Operating loss was $(103) million, excluding significant items of $132 million which included:
  - Legal accrual of $90 million,
  - Severance expense of $39 million, and
  - Excess tax true-up of $3 million
- Excluding these significant items, operating losses were in line with expectations
- Deferred compensation[2] increased $20 million year over year driven by LNC stock movement in each period

Key Priorities

- Reduce interest expense and leverage ratio
- Continued focus on operational efficiency, including the conclusion of Spark Initiative-related projects

Operating Loss[1] and Preferred Dividend ($M)



$(87)
$(25)
$(106)
$(11)
$(105)
$(34)
$(105)
$(11)
$(103)
$(34)
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Operating Loss
Preferred Dividend

Interest Expense ($M)



$83
$84
$84
$81
$81
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24

Non-Spark G&A Expenses[1] ($M)



$14
$26
($12)
$34
$8
$26
$30
$31
($1)
$33
$7
$26
$42
$13
$29
Other
Deferred Compensation2
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24

Spark Initiative Expenses ($M)



$24
$41
$36
$52
$27
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24

Lincoln Financial Group

[1] Excludes the following impacts: 3Q'23: $(11)M legal accrual and $3M in unclaimed property; 1Q'24: $(90)M legal accrual, $(39)M severance, and excess tax true-up impact of $(3)M.
[2] Deferred compensation expense represents the mark to market adjustments for the deferred units of LNC stock .

©2024 Lincoln National Corporation
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10©2024 Lincoln National Corporation 4.9% 4.9% 5.3% 5.4% 5.0% 0.7% 0.9% 0.9% 1.0% 1.1% 5.6% 5.8% 6.2% 6.4% 6.1% 4.25% 4.29% 4.33% 4.37% 4.39% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Yield Pick-up Average Market Yield New Money Yield Fixed Income Portfolio Yield $53 $80 $52 $58 $78 1.7% 2.5% 1.6% 1.7% 2.3% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 % Returns, Unannualized Investment Portfolio Portfolio Quality1Q‘24 Key Highlights Alternative Investment Income ($M), Pre-taxNew Money • Well-diversified portfolio, historically at highest quality with 97% investment grade • Portfolio yield increase by 14 bps year over year and 2 bps sequentially, despite a 30 bps lower new money yield in the quarter • Our diversified alternatives portfolio delivered a 2.3% quarterly return, slightly below our expectation of 2.5% 3 60% 61% 61% 61% 62% 37% 36% 36% 36% 35% 3% 3% 3% 3% 3% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 NAIC 1/CM1 NAIC 2/CM2 NAIC 3-6/CM3-7 1 Mortgage Loans include CMLs and RMLs. 2 Other includes cash, COLI, common and preferred stock, municipals, sovereign government and UST/agency. 3 Defined as the yield on the 7-year US Treasury note plus the Barclay’s Public Corp Industrial Spreads Weighted 50% A and 50% BBB. 50% 50% 50% 41% 40% 15% 15% 15% 18% 18% 12% 12% 13% 14% 14% 13% 13% 13% 17% 17% 2% 2% 2% 3% 3% 8% 8% 7% 7% 8% 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Public Corps Private Corps Structured Mortgage Loans Alts Other General Account ($B) $137B $138B $138B $113B $115B 1 2 $28B Fortitude Reinsurance deal Key Priorities • Optimize new money by leveraging the sourcing capabilities of our multi-manager platform • New money strategy focused on maintaining diversification and high quality while capitalizing on less liquid assets and structured asset class premiums • Achieve attractive risk-adjusted alternative returns

11©2024 Lincoln National Corporation Appendix

12©2024 Lincoln National Corporation Investment portfolio High quality and well-diversified portfolio1 The portfolio is well-positioned • Long-term investment strategy is tightly aligned with our liability profile and positioned for various economic cycles – 97% investment grade, the portfolio is up in quality providing flexibility to further add incremental yield – Well positioned to further optimize the portfolio given high-quality portfolio and shift toward shorter duration liabilities • Real estate is conservatively positioned – Commercial real estate exposure is primarily commercial mortgage loans (CMLs), with conservative LTVs2 (45%) and DSCRs3 (2.5x), and minimal near-term maturities 1Data on slide is as of March 31, 2024. 2Loan to value is abbreviated at LTV. 3Debt service coverage ratio is abbreviated as DSCR. 4Other asset classes primarily include quasi-sovereign, cash/collateral, and UST/agency. Note: All information regarding LNC’s investment portfolio excludes assets related to certain modified coinsurance and coinsurance with funds withheld transactions. The modified coinsurance and funds withheld reinsurance agreements investment portfolio has counterparty protections in place including investment guidelines, as well as additional support including trusts and letters of credit that were established to meet LNC’s risk management objectives. $115B Average A Rated Industrial Other 2% Energy 2% Municipal 2% Communications 2% Basic Industry 2% Transportation 3% Alts 3% Technology 4% Consumer Cyclical 5% Capital Goods 5% Other4 6% Utilities 10% Consumer Non-Cyclical 11% Financials 7% Banking 5% Structured 14% CMLs 15% Resi 2% Portfolio allocation by asset class

Commercial mortgage loan portfolio

Conservatively positioned CML portfolio[1]

Overall CML exposure:

- Disciplined portfolio construction delivering consistent loan performance
  - Virtually no credit losses since 2019 or current loan modifications
- Robust surveillance process (e.g. loan level financial review, rent roll analysis, stress testing, etc.)
- Manageable near-term portfolio maturities in 2024 (2%), 2025 (3%) and 2026 (6%)
  - $10 million[2] average loan size across 2024-2026 maturity pool
- No direct commercial real estate equity exposure

Office exposure:

- CML office loans reduced by 5% since 2020; $3.3 billion or 2.9% of total invested assets
  - Stable loan performance; minimal near-term maturities conservatively positioned
- Limited maturities over next couple of years and the loans are high quality, diversified, and conservatively positioned with average office loan size of $13 million[2]
  - Maturities 2024-25 = <2% of our CML portfolio
    - 2024: $132 million with WA DSC 3.6x
    - 2025: $177 million with WA DSC 3.5x

Property types



Other
6%
Mixed Use
1%
Retail
15%
Apartment
32%
$17B
Office
19%
Industrial
27%

Portfolio statistics		
	Total CMLs	**Office**
Invested Asset %	15%	2.9%
Avg Loan Size [2]	$12M	$16M
Fixed Rate	100%	100%
Remaining Term	8 Years	8 Years
Debt Service Coverage	2.5x	2.4x
Loan to Value	45%	45%
Occupancy	94%	86%
Credit quality		
CM1	79%	81%
CM2	21%	18%
CM3-7	<1%	1%

[1]Data on slide is as of March 31, 2024. [2]Excludes assets managed by non-LFG third-party managers and fully amortizing loans.

Lincoln Financial Group
©2024 Lincoln National Corporation
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14©2024 Lincoln National Corporation Non-GAAP Financial Measures Appendix

15©2024 Lincoln National Corporation Non-GAAP financial measures Reconciliations of the following non-GAAP financial measures to the most directly comparable GAAP financial measures or calculations of such measures, as applicable, are presented herein beginning on slide 16. Adjusted income (loss) from operations Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable: • Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”); • Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”); • Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”); • Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”); • Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”); • Income (loss) from the initial adoption of new accounting standards, regulations and policy changes; • Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance; • Transaction and integration costs related to mergers and acquisitions, including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; • Gains (losses) on modification or early extinguishment of debt; • Losses from the impairment of intangible assets and gains (losses) on other nonfinancial assets; and • Income (loss) from discontinued operations. Adjusted income (loss) from operations available to common stockholders Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans. Adjusted stockholders’ equity Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedged instrument gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolio gains (losses) (“reinsurance-related embedded derivatives and portfolio gains (losses)”).

16©2024 Lincoln National Corporation Reconciliation of Net Income Available to Common Stockholders to Adjusted Income from Operations Available to Common Stockholders Unaudited (millions of dollars)

17©2024 Lincoln National Corporation Reconciliation of Adjusted Income from Operations Available to Common Stockholders to Adjusted Income from Operations Available to Common Stockholders, excluding Significant Items Unaudited (millions of dollars) For the Three Months Ended 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 Adjusted income from operations available to common stockholders1 $260 $343 $39 $246 $71 Significant items: Tax-related items1 (11) -- -- 16 Assumption review -- -- 144 -- -- Model refinement -- -- -- (14) -- Unclaimed property -- -- 22 -- -- Surrender benefit program -- -- 15 -- -- Legal accrual -- -- 11 -- 90 Balance sheet true-up related to the sale of the wealth management business -- -- -- -- 19 Severance -- -- -- -- 39 Total significant items (11) -- 192 (14) 164 Adjusted income from operations available to common stockholders, excluding significant items $249 $343 $231 $232 $235 1 See reconciliation to Net Income Available to Common Stockholders on slide 16. 2 For the quarter ended 3/31/2023, reflects a Dividend Received Deduction true-up, and for the quarter ended 3/31/2024, primarily reflects a Dividend Received Deduction true-up, partially offset by an Uncertain Tax Position release.